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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): August 24, 2007


                      WESTBOROUGH FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


        Massachusetts                000-27997               04-3504121
(State or other jurisdiction        (Commission            (IRS Employer
     of incorporation)              File Number)        Identification No.)

                   100 E. Main Street, Westborough, MA 01581
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (508) 366-4111

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01  Other Events.

      On August 24, 2007, Westborough Financial Services, Inc. (the "Company") completed the transactions contemplated by the Agreement and Plan of Merger, dated as of November 13, 2006, among Assabet Valley Bancorp, HudWest Financial Services, Inc., Hudson Savings Bank and Westborough Bancorp, MHC, the Company and The Westborough Bank (the "Merger Agreement").

      Under the terms of the Merger Agreement, Assabet Valley Bancorp acquired the Company in a cash merger transaction for $35 per share (other than shares of the Company owned by Westborough Bancorp, MHC, which were cancelled). In addition, the merger of The Westborough Bank with and into Hudson Savings Bank was completed in accordance with the terms of the Merger Agreement.

      The press release announcing completion of the transactions contemplated by the Merger Agreement is included herewith as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d)   The following exhibit is furnished with this report:

      Exhibit No.     Description
      -----------     -----------

      99.1            Press release dated August 27, 2007
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WESTBOROUGH FINANCIAL SERVICES, INC.


                                   By:     /s/ Joseph F. MacDonough
                                           -------------------------------------
                                   Name:   Joseph F. MacDonough
                                   Title:  President and Chief Executive Officer

Date: August 27, 2007